SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                      19-Dec-02

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4
(Exact name of registrant as specified in its charter)

Delaware                   333-77054-08                  13-3320910
(State or Other            (Commission                   (I.R.S. Employer
Jurisdiction               File Number)                  Identification No.)
of Incorporation)


           11 Madison Avenue
           New York, New York                                     10010
           (Address of Principal                         (Zip Code)
           Executive Offices)

Registrant's telephone number, including area code       212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

WaMu Mortgage Backed Pass Through Certificates
Series 2002-S4

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class      Beg Bal         Prin          Int
Class A-1   $85,343,833.91 $8,107,728.13     $461,917.80
Class A-2   $18,030,000.00         $0.00      $97,586.17
Class A-3    $5,787,000.00         $0.00      $31,321.75
Class A-4   $32,160,836.00         $0.00     $174,068.38
Class A-5   $97,199,584.47 $1,621,622.17     $445,149.91
Class A-6   $14,953,782.23         $0.00      $80,936.34
Class A-7    $5,924,698.82 $5,924,698.82      $32,067.04
Class A-8   $16,598,000.00         $0.00      $89,835.56
Class A-9    $9,963,000.00 $3,539,275.77      $53,924.07
Class A-10   $3,303,000.00         $0.00      $17,877.27
Class X      $9,691,052.21         $0.00      $52,452.17
Class P        $477,646.67    $16,401.50           $0.00
Class B-1    $2,682,576.31     $3,060.48      $14,519.26
Class B-2    $1,149,676.28     $1,311.63       $6,222.54
Class B-3      $766,450.52       $874.42       $4,148.37
Class B-4      $383,225.76       $437.21       $2,074.19
Class B-5      $383,224.77       $437.21       $2,074.18
Class B-6      $383,225.65       $437.06       $2,074.19
Class A-R            $0.00         $0.00           $0.00

           PPIS            Prin Loss     End Bal
Class A-1          $361.30         $0.00  $77,236,105.77
Class A-2           $76.33         $0.00  $18,030,000.00
Class A-3           $24.50         $0.00   $5,787,000.00
Class A-4          $136.15         $0.00  $32,160,836.00
Class A-5          $348.19         $0.00  $95,577,962.30
Class A-6           $63.31         $0.00  $14,704,301.89
Class A-7           $25.08         $0.00           $0.00
Class A-8           $70.27         $0.00  $16,598,000.00
Class A-9           $42.18         $0.00   $6,423,724.23
Class A-10          $13.98         $0.00   $3,303,000.00
Class X             $41.03         $0.00   $8,945,356.67
Class P              $0.00         $0.00     $461,245.17
Class B-1           $11.36         $0.00   $2,679,515.83
Class B-2            $4.87         $0.00   $1,148,364.65
Class B-3            $3.24         $0.00     $765,576.10
Class B-4            $1.62         $0.00     $382,788.55
Class B-5            $1.62         $0.00     $382,787.56
Class B-6            $1.62         $0.00     $382,788.59
Class A-R            $0.00         $0.00           $0.00

           Beginning
           Current PrincipaPrincipal
Class      Amount          Distribution
Class A-1       657.6495050    62.4771955
Class A-2      1000.0000000     0.0000000
Class A-3      1000.0000000     0.0000000
Class A-4      1000.0000000     0.0000000
Class A-5       983.4829253    16.4078656
Class A-6       983.4829305     0.0000000
Class A-7        91.0973573    91.0973573
Class A-8      1000.0000000     0.0000000
Class A-9      1000.0000000   355.2419723
Class A-10     1000.0000000     0.0000000
Class X         689.6286565     0.0000000
Class P         883.7109837    30.3449892
Class B-1       993.3017670     1.1332316
Class B-2       993.3017749     1.1332272
Class B-3       993.3017720     1.1332277
Class B-4       993.3017807     1.1332262
Class B-5       993.3017892     1.1332291
Class B-6       993.3021649     1.1328382
Class A-R         0.0000000     0.0000000

                           Ending
           Interest        Current PrinciInterest
           Distribution    Amount        Rate
Class A-1         3.5594840   595.1723095     0.065000000
Class A-2         5.4124331  1000.0000000     0.065000000
Class A-3         5.4124331  1000.0000000     0.065000000
Class A-4         5.4124332  1000.0000000     0.065000000
Class A-5         4.5041071   967.0750597     0.055000000
Class A-6         5.3230354   967.0750644     0.065000000
Class A-7         0.4930584     0.0000000     0.065000000
Class A-8         5.4124329  1000.0000000     0.065000000
Class A-9         5.4124331   644.7580277     0.065000000
Class A-10        5.4124331  1000.0000000     0.065000000
Class X           3.7325690   636.5639322     0.065000000
Class P           0.0000000   853.3659946     0.000000000
Class B-1         5.3761776   992.1685355     0.065000000
Class B-2         5.3761743   992.1685477     0.065000000
Class B-3         5.3761895   992.1685443     0.065000000
Class B-4         5.3761955   992.1685545     0.065000000
Class B-5         5.3761836   992.1685601     0.065000000
Class B-6         5.3761992   992.1693268     0.065000000
Class A-R         0.0000000     0.0000000     0.065000000

           **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances
           Principal       Interest      Total           Unreimbursed
                  159796.89     740433.78       900230.67             0

iii)  Number and aggregate Stated Principal Balance of the Mortgage Loans
           Number of Loans Ending SchedulScheduled PrinciPrincipal Prepayment
                        754   261319695.4       320126.81   18896157.75


iv) Servicing Fees                                          58445.14141



vi) Delinquency Information for all Mortgage Loans

1 Month Delinquent                  7.00      2488587.25
2 Month Delinquent                  1.00       253067.45
3 Months or More Delinquent         1.00       444409.95

vi) Mortgage Loans in Foreclosure Proceedings
Count                    0
Balance                  0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property
Count                    0
Balance                  0

Mortgage Loans in Bankruptcy Proceedings
Count                    2
Balance            526,348



x) Tax on prohibited transactions (Section 860F of the Code)
           Provided on the Trust Tax Return
xiii) Number and aggregate Stated Principal Balance of
       Substitutions and Purchases
Number
of Substitutions                         0

Principal Balance
of Substitutions                         0

Number
of Purchases                             0

Purchase Price                           0

xi,xvi) Cumulative Interest Shortfalls
xvii)   Realized Losses:
                           Class A-1                    0
                           Class A-2                    0
                           Class A-3                    0
                           Class A-4                    0
                           Class A-5                    0
                           Class A-6                    0
                           Class A-7                    0
                           Class A-8                    0
                           Class A-9                    0
                           Class A-10                   0
                           Class X                      0
                           Class B-1                    0
                           Class B-2                    0
                           Class B-3                    0
                           Class B-4                    0
                           Class B-5                    0
                           Class B-6                    0
                           Class A-R                    0
                           Total                        0

xvii)   Realized Losses:
                           Current                  0.00
                           Cumulative               0.00
                           Prior 3 Years            0.00


Gross Coupo      6.9634740%
Net Coupon       6.7134734%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Washington Mutual Bank, FA
Mortgage-Backed Pass-Through Certificates, Series 2002-S4

  19-Dec-02